Exhibit 99.1

ALBEMARLE ANNOUNCES UPSIZE AND PRICING OF PUBLIC OFFERING OF DEPOSITARY SHARES

CHARLOTTE, N.C., March 6, 2024 - Albemarle Corporation (NYSE: ALB) (“Albemarle” or the “Company”), a global leader in providing essential elements for mobility, energy, connectivity, and health, announced that it has priced its previously announced offering (the “Offering”) of 40,000,000 depositary shares (“Depositary Shares”), each representing a 1/20th interest in a share of Series A Mandatory Convertible Preferred Stock of the Company (“Preferred Stock”), at a public offering price of $50 per share, in an underwritten registered public offering. In addition, Albemarle granted the underwriters in the Offering a 30-day option to purchase up to an additional 6,000,000 Depositary Shares, at the public offering price per share, less an underwriting discount. This reflects an upsizing of the previously announced offering of $1.75 billion of Depositary Shares to $2.0 billion of Depositary Shares and the previously announced option to purchase up to an additional $262.5 million to $300.0 million granted to the underwriters. The Offering is expected to close on or about March 8, 2024, subject to the satisfaction of customary closing conditions.
The net proceeds from the Offering will be approximately $1.94 billion after deducting the underwriting discount and estimated offering expenses payable by Albemarle.
Albemarle intends to use the net proceeds from the Offering for general corporate purposes, which may include, among other uses, funding growth capital expenditures, such as the construction and expansion of lithium operations in Australia and China that are significantly progressed or near completion, and repaying the Company’s outstanding commercial paper.
Holders of the Depositary Shares will be entitled to a proportional fractional interest in the rights and preferences of the Preferred Stock, including conversion, dividend, liquidation and voting rights, subject to the provisions of a deposit agreement. Unless earlier converted, each share of the Preferred Stock will automatically convert on or around March 1, 2027 into between 7.6180 and 9.1400 shares of common stock of the Company, par value $0.01 per share (“Common Stock”) (and, correspondingly, each Depositary Share will automatically convert into between 0.3809 and 0.4570 shares of Common Stock), subject to customary anti-dilution adjustments, determined based on the volume-weighted average price of the Common Stock over the 20 consecutive trading day period beginning on, and including, the 21st scheduled trading day prior to March 1, 2027. Dividends on the Preferred Stock will be payable on a cumulative basis when, as and if declared by Albemarle’s board of directors (or an authorized committee thereof) at an annual rate of 7.25% on the liquidation preference of $1,000 per share of Preferred Stock (or $50 per Depositary Share). Albemarle may pay declared dividends in cash or, subject to certain limitations, in shares of Common Stock or in any combination of cash and Common Stock on March 1, June 1, September 1 and December 1 of each year, commencing on, and including, June 1, 2024 and ending on, and including, March 1, 2027. Currently, there is no public market for the Depositary Shares or the Preferred Stock. Albemarle has applied to list the Depositary Shares on the New York Stock Exchange under the symbol “ALB PR A.”

This press release is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy Depositary Shares. No offer, solicitation or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Any offers of Depositary Shares will be made only by means of a prospectus supplement relating to the Offering and the accompanying base prospectus.
J.P. Morgan and BofA Securities are acting as joint book-running managers for the Offering. HSBC, Mizuho, Santander, Jefferies and Truist Securities are acting as bookrunners for the Offering. Goldman Sachs & Co. LLC, MUFG, US Bancorp, Loop Capital Markets and Siebert Williams Shank are acting as co-managers for the Offering. Albemarle has filed a shelf registration statement (including a base prospectus and related preliminary prospectus supplement) with the Securities and Exchange Commission (the “SEC”) for the Offering. Before you invest, you should read the preliminary prospectus supplement, the accompanying prospectus and the other documents Albemarle has filed with the SEC for more complete information about Albemarle and the Offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, Albemarle, the underwriters or any dealer participating in the Offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request them by contacting (i) J.P. Morgan, c/o Broadridge Financial Solutions, by mail at 1155 Long Island Avenue, Edgewood, NY 11717, or by telephone at 1-866-803-9204, or (ii) BofA Securities, c/o Prospectus Department, by mail at NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, or by email at dg.prospectus_requests@bofa.com.
About Albemarle Corporation
Albemarle Corporation (NYSE: ALB) leads the world in transforming essential resources into critical ingredients for mobility, energy, connectivity, and health. We partner to pioneer new ways to move, power, connect and protect with people and planet in mind. A reliable and high-quality global supply of lithium and bromine allows us to deliver advanced solutions for our customers.
Forward-Looking Statements
This press release contains statements concerning Albemarle’s expectations, anticipations and beliefs regarding the future, which constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on assumptions that Albemarle has made as of the date hereof and are subject to known and unknown risks and uncertainties, often contain words such as “anticipate,” “believe,” “estimate,” “expect,” “guidance,” “intend,” “may,” “outlook,” “scenario,” “should,” “would,” and “will.” Forward-looking statements may include statements regarding: Albemarle’s 2024 company and segment outlooks, including expected market pricing of lithium and spodumene and other underlying assumptions and outlook considerations; expected capital expenditure amounts and the corresponding impact on cash flow; market pricing of lithium carbonate equivalent and spodumene; anticipated timing of the commissioning of the Meishan, China lithium conversion facility; plans and expectations regarding other projects and activities, cost reductions and accounting charges; the Offering, the intended use of proceeds from the Offering, the satisfaction of customary closing conditions with respect to the Offering, the anticipated completion and timing of the Offering and all other information relating to matters that are not historical facts. Factors that could cause Albemarle’s actual results to differ materially from the outlook expressed or implied in any forward-looking statement include: changes in economic and business conditions; financial and operating performance of customers; timing and magnitude of customer orders; fluctuations in lithium market prices; production volume shortfalls; increased competition; changes in product demand; availability and cost of raw materials and energy; technological change and development; fluctuations in foreign currencies; changes in laws and government regulation; regulatory actions, proceedings, claims or litigation; cyber-security breaches, terrorist attacks, industrial accidents or natural disasters; political unrest; changes in inflation or interest rates; volatility in the debt and equity markets; acquisition and divestiture transactions; timing and success of projects; performance of Albemarle’s partners in joint ventures and other projects; changes in credit ratings; risks and uncertainties related to completion of the Offering on the anticipated terms or at all; market conditions (including market interest rates) and the satisfaction of customary closing conditions related to the Offering; unanticipated uses of capital; and the other factors detailed from time to time in the reports Albemarle files with the SEC, including those described under “Risk Factors” in Albemarle’s most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q, which are filed with the SEC and available on the investor section of Albemarle’s website (investors.albemarle.com) and on the SEC’s website at www.sec.gov. These forward-looking statements speak only as of the date of this press release. Albemarle assumes no obligation to provide any revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Media Contact: Jennifer Zajac, +1 (980) 308-6259, Jennifer.Zajac@albemarle.com
Investor Relations Contact: Meredith Bandy, +1 (980) 999-5768, Meredith.Bandy@albemarle.com